                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

          MICHIGAN                         0-452                  38-1093240
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                           49286
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Our press release dated November 14, 2007 regarding our third quarter 2007 consolidated results is furnished as Exhibit 99.1 to this report.

     We hosted our third quarter 2007 earnings conference call and webcast on Thursday, November 15, 2007 at 11:00 a.m. Eastern Time. Via the webcast, we presented our Third Quarter 2007 Investor Presentation, which contained a summary of our financial results for the quarter. We are furnishing a copy of the Third Quarter 2007 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on our website, www.tecumseh.com, through at least December 30, 2007. Exhibit 99.2 is incorporated by reference under this
Item 2.02.

ITEM 7.01 REGULATION FD DISCLOSURE.

     During the course of our third quarter earnings conference call, our Chief Financial Officer discussed the Company's 2007 estimate of earnings before interest, taxes, depreciation, amortization, and restructuring costs for its remaining businesses, after consideration for the divestitures of its Electrical Components and Engine & Power Train business segments. During the call, that measurement was estimated at approximately $35 million for 2007. This estimate was inaccurate and should not be relied upon.

     Note 6 in our Form 10-Q for the quarterly period ended September 30, 2007 provides information on our operating income (loss) by segment. Operating income
(loss) for the first nine months of the current year for Compressor Products ($28.4 million income), Other ($2.4 million income), and Corporate expenses ($21.9 million loss), represents the businesses remaining after the divestiture of the segments referenced above. Depreciation expense related to the remaining portions of the business totaled $31.8 million through the nine months ended September 30, 2007. Also included in these operating income (loss) figures were professional fees of approximately $16 million associated with the amendments to our First and Second Lien credit agreements, legal proceedings relating to governance issues, and the divestitures of portions of the business.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are furnished with this report:

Exhibit No.   Description
-----------   -----------
99.1          Press release dated November 14, 2007
99.2          Third Quarter 2007 Investor Presentation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: November 20, 2007                 By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

     NOTE: The information in Items 2.02 and 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in Item 2.02 or 7.01 is not an admission as to the materiality of the information.

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press release dated November 14, 2007
99.2          Third Quarter 2007 Investor Presentation